AVEO Overview August 2017 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “strategy,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s plans to leverage biomarkers and pursue strategic partnerships for certain of its assets; AVEO’s goals and business strategy; the timing, design and results of preclinical and clinical trials; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for AVEO’s therapeutic candidates and AVEO’s estimates for its cash runway. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to successfully develop, test and gain regulatory approval of its product candidates, including its companion diagnostics; the potential safety, efficacy, tolerability and other benefits of tivozanib as a single agent or in combination with other therapies; developments, expenses and outcomes related to AVEO’s ongoing shareholder litigation; AVEO’s ability to obtain necessary financing required to perform its clinical trials and achieve its other goals; AVEO’s ability to establish and maintain strategic partnerships; AVEO’s ability to obtain and maintain intellectual property rights; competition; AVEO’s dependence on its strategic partners and other third parties; adverse general economic and industry conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in AVEO’s Annual Report on Form 10-K for the year ended December 31, 2016, and other periodic filings AVEO makes with the SEC.  All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation to update any of these statements, except as required by law.

Opportunities for Value Creation Preclinical Phase 1 Phase 2 Phase 3 Regulatory Filing Partner TIVO-1 (1st Line RCC) SCCHN (Investigator) Esophageal Cancer TIVO-3 (U.S. Phase 3 Registration Study in RCC) TiNivo (+Opdivo® RCC) AML (Investigator) Oncology CHMP Recommendation for Approval 6/23/17 Non-Oncology Cachexia PAH Seeking Partnership

Large and Growing RCC Opportunity

- Market opportunity expected to grow to >$3 billion in Europe and North America*
- Market needs:
  - **Uncompromised PFS combined with improved tolerability in first line**
  - **Demonstrated safety and activity in highly refractory patients**
  - **Tolerable combinations with immunotherapy to improve efficacy**


~$1.7 Billion*
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EUSAPharma
~$1.4 Billion*

* Total RCC market includes all stages of disease and treatment options. Source: GlobalData Forecast 2023

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Tivozanib Three Pillar Strategy in RCC MAA Review TIVO-3 : Tivo v. Sorafenib US Regulatory Decision CHMP Recommendation for Approval NDA Review 2016 2017 2018 2019 2020 Ph 2 Expansion Potential NDA Filing 2H 2018 PFS Data/OS Trend Estimated 1Q 2018 Ph 1 Data Ph 1 Tivo + Opdivo® EU Regulatory Decision Potential Ph 2 or 3 Randomized Study

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life that is designed to optimize blockade while minimizing off-target toxicities1,2 1. Nakamura K et al. Cancer Res 2006;66:9134–9142. 2. Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

1 Motzer, et. al. ESMO 2012 (COMPARZ): 1st Line study, sutent vs. votrient. 2 Hutson, et. al. Lancet Oncol 2013; 14: 1245; 1st line Phase 3 study vs sorafenib. 3 Motzer, et. al. JCO Oct 2013; 1st Line TIVO-1 Phase 3 study, tivozanib vs. sorafenib. 4 Choueri, et. al. ESMO 2016. Poor and Intermediate risk patients only. TIVO-1: Unsurpassed PFS, Unique Safety Profile in 1st Line RCC Relative to Other TKI Pivotal Studies Tivozanib N=260 Sorafenib N=257 Median (95% CI) 11.9 mo (9.3–14.7 mo) 9.1 mo (7.3–9.5 mo) Hazard ratio: 0.797 (95% CI: 0.639, 0.993) p-value = 0.042 First H2H RCC pivotal to meet primary PFS endpoint of superiority vs VEGF TKI

Tivozanib is Well Tolerated, and Has the Potential to Become the Preferred TKI for PD-1 Combination Therapy

Single Agent Toxicity All grade (Gr 3/4)	Sutent[1] (n=548)	Votrient[1] (n=554)	Inlyta[5] (n=189)	Nexavar[3] (n=257)	Lenvima[4] (n=52)	Cometriq[2] (n=331)	Tivozanib[3] (n=259)
Hypertension	30% (15%)	40% (4%)	49% (13%)	34% (17%)	48% (17%)	37% (15%)	44% (27%)
Fatigue	63% (17%)	55% (10%)	33% (5%)	16% (4%)	50% (8%)	56% (9%)	19% (5%)
Hand-Foot Syndrome	50% (11%)	29% (6%)	26% (7%)	54% (17%)	15% (0%)	42% (8%)	14% (2%)
Diarrhea	57% (7%)	63% (9%)	50% (9%)	32% (6%)	72% (12%)	74% (11%)	23% (2%)

1 Motzer, et. al. ESMO 2012 (COMPARZ): 1st Line Study, sutent vs. votrient
2 Choueri, et. al. NEJM 2015: 2nd Line Study, cabozantinib vs. everolimus
3 Motzer, et. al. JCO, 2012.47.4940: 1st Line TIVO-1 Study, tivozanib vs. sorafenib
4 Motzer et al. Lancet Oncol 2015; 16: 1473–82
5 Hutson et.al. Lancet Oncol 2013; 14: 1245; 1st Line Study vs. sorafenib

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Top Three Toxicities Relevant to Patients with Advanced RCC*

Additional months of PFS benefit patients require to accept adverse events


Additional Months of Progression-Free-Survival Benefit
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Fatigue
Stomach Problems
Hand-foot Syndrome

Sutent >60%
Cometriq >55%
Votrient =55%
Tivozanib <20%

Cometriq >70%
Votrient >60%
Sutent >50%
Inlyta =50%
Tivozanib <25%

Nexavar >50%
Sutent =50%
Tivozanib <15%

Wong M, et al. J Med Econ. 2012;28:1-10.

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Favorable Tolerability vs. Approved TKIs in RCC


Dose Reductions
Incidence (%)
80
70
60
50
40
30
20
10
0
14
43
52
36
31
52
60
71
Tivozanib1
TIVO-11
AXIS2
Sorafenib
Pazopanib3
Axitinib2
Sunitinib4
Cabozantinib5
Lenvatinib+Everolimus6


Dose Interruptions
Incidence (%)
100
80
60
40
20
0
19
36
80
42
77
54
Tivozanib1
TIVO-11
AXIS2
Sorafenib
Pazopanib3
Axitinib2
Sunitinib4

1. Motzer et.al. JCO 10.2013, Vol 31 No 30.
2. INLYTA USPI v.01.2012.
3. Votrient USPI revised 01.2012.
4. Sutent USPI revised 05.2011.
5. Cabozantinib METEOR Trial NEJM 9/26/15.
6. Motzer et.al Lancet v16 Nov 2015.

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Tivozanib High Selectivity1 May Be a Significant Advantage ASCO 2017 – GU Oral Discussion2 Confidential Nakamura K et al. Cancer Res 2006;66:9134–9142. Courtesy of Dr. H. Hammers

Tivozanib Global Registration Strategy

Europe

EUSA Pharma Oncology Licensing Agreement: Optimizes Post-Approval Economics

EUSAPharma

Specialty pharmaceutical company (Jazz Spinout) with commercial operations in the US and Europe, distribution network in 40 countries

- **CHMP Recommendation for Approval June 23, 2017**
  - Recommendation based on TIVO-1 first line RCC Phase 3
  - EC approval decision ~67 days post-recommendation
  - EC provides marketing authorization in 28 EU cos., Norway, Iceland and Liechtenstein
- **$394M in Potential Future Milestones + Tiered royalties from low double digits to mid twenties***
  - EC marketing approval triggers **$4M R&D reimbursement payment** from EUSA*
  - $2M milestone per reimbursement approval in each EU5 country (two potentially in 2H17)*
  - $2M for approval in 3 of 5 defined countries ex-EU*

* Royalty to KHK: All ***non-R&D*** EU/ROW payments received by AVEO subject to 30% sublicense revenue obligation to Kyowa Hakko Kirin 30%

Milestone and royalty payments subject to the successful development or commercialization of the product

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Source: EU5 data from Decision Resources RCC Report Feb 2017. EU data obtained by 50% bulking of EU5 data 1938 7827 13914 19325 19355 7839 13937 1940 19676 9596 15051 2903 56% 56% 72% 72% 25% 25% 64% 76% 30% 1st Line RCC Market Offers Significant Potential Commercial Opportunity for Tivozanib in Europe

TIVO-3 + TIVO-1: Designed to Support 1st and 3rd Line Indications in North America

TIVO-3

Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma


N = ~322
• Recurrent/metastatic RCC
• Failed at least two prior regimens including VEGFR-TKI (not sorafenib)
• ECOG PS 0 or 1
RANDOMIZE 1:1
tivozanib
sorafenib
• 1^{O}: PFS
• 2^{O}: OS, ORR, DoR, Safety and Tolerability for ITT

- Provides potential unique 3rd line dataset of patients with prior PD-1 exposure
- **Enrollment target reached June 2017** (2+ months ahead of schedule)
- **Events for pre-planned interim futility analysis reached August 2017**, outcome: 1-2 months
- **On track for topline data 1Q 2018**

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Tivozanib Efficacy in VEGF TKI Refractory Setting

Study	**AXIS** Phase 3, axitinib vs sorafenib (1:1)[1]	**METEOR study** Phase 3, cabozantinib vs everolimus (1:1)[4]	**TIVO-1** Phase 3, subset crossing over to tivozanib following sorafenib progression[3]	**Dovitinib study** Phase 3, dovitinib vs sorafenib (1:1)[2]
Setting	2nd line RCC	2nd line RCC	2nd line RCC	3rd line RCC
Study Size	n=361 (axitinib) n=362 (sorafenib) *(54% sunitinib refract.)*	n=658	n=161 (tivozanib)	n=280 (dovitinib) n=284 in sorafenib arm *(TKI & mTOR refractory)*
PFS	*sunitinib refractory pts* 6.5 mo (axitinib)* 4.5 mo (sorafenib)* HR = 0.636, p<0.0002*	7.4 mo (cabozantinib)** 5.3 mo (everolimus)** *Prior Sutent (n=153)* 9.1 mo (cabozantinib) 3.7 mo (everolimus)	*sorafenib refract. pts* **11.0 mo** (tivozanib)**	*TKI & mTOR refractory* 3.9 mo (dovitinib)** vs. 3.9 mo (sorafenib)** HR 1.00, p=NS
OS	*sunitinib refract. pts* 15.2 mo (axitinib) 16.5 mo (sorafenib)	*21.4 mo^*	*sorafenib refract. pts* **21.6 mo (tivozanib)**	*TKI & mTOR refractory* 11.1 mo (dovitinib) vs. 11.0 mo (sorafenib)

* n= 389; investigator assessed PFS;
independent PFS = 4.8 mo vs. 3.4 mo, HR = 0.741 (p=0.011)
**investigator assessed PFS
^cabozantinib USPI

1. Motzer et al Lancet Oncol 2013; 14: 552–62
2. Motzer et al Lancet Oncol 2014
3. Hutson et al ASCO 2015
4. Cabozantinib METEOR Trial NEJM 9/26/15

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Source: Decision Resources RCC Report Feb 2017 1st Line and Expanding 3rd+ Line Markets Offer Significant Potential Commercial Opportunity for Tivozanib in North America New Therapeutic Launches Expanding Third+ Line to ~10K patients by 2020 NA Royalties to KHK: low- to mid-teens on net sales TIVO-3: Exclusively third+ line dataset TIVO-3: Only pivotal dataset in RCC stratified by prior PD-1 exposure

Safety Matters: PD-1 Combination Setting

Rationale for Combining VEGF + PD-(L)1 Inhibitors Gunturi, McDermott Current Treatment Options in Oncology 2014 Plimack International Kidney Cancer Symposium 2014

Tivozanib has Immunomodulatory Properties: Regulatory T Cell Reduction May Enhance PD-1 Activity Pawlowski N et al. AACR 2013. Poster 3971. Regulatory T cells suppress or downregulate induction and proliferation of effector T cells (e.g. CD4 and CD8) P=0.034

Early Data for the Combination of PD-1 +VEGF TKIs/CTLA4: Demonstrated Promising Responses with Challenging Toxicity

Efficacy N (%)	Axitinib + Pembro[1] Total N=52	Axitinib + Avelumab[2] Total N=55	Pembro + Lenvatinib[5] Total N=8	Ipi + Nivo[6] Total N=94	Atezo + Bev[3] Total N=101 (ITT)	Cabo + Nivo[4] Total N=4
CR	2 (4)	3 (5.5)	0 (0)	5 (5)	7 (7)	0 (0)
PR	33 (63)	29 (52.7)	4 (50)	31 (33)	25 (25)	1 (25)
SD	11 (21)	11 (20)	4 (50)	36 (38)	NR	NR
ORR	35 (67)	32 (58.2)	4 (50)	36 (38)	32 (32)	1 (25)

Safety N (%)	Axitinib + Pembro[1] Total N=52	Axitinib + Avelumab[2] Total N=55	Pembro + Lenvatinib[5] Total N=8	Ipi + Nivo[6] Total N=94	Atezo + Bev[3] Total N=101	Cabo + Nivo[4] Total N=4
Grade3/4 AEs	15 (29)	40 (73)~	2 (25)	50 (50)	64 (63)	25 (83)

1 Atkins et. al., ESMO 2016
2 Larkin et. al., ASCO 2017, ~ 1 treatment related death
3 Atkins at.al., ASCO 2017
4 Apolo et.al, ASCO 2017
5 Taylor et.al, ESMO 2016
6 Hammers et. al., ESMO 2016

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Significant reductions of TKI dose to manage AEs have been recommended to safely combine some TKIs with PD-1s in RCC CaboNivo1: Cabo recommended dose reduction from 60 to 40mg Lenvatinib + Pembro2: Lenv recommended dose reduction 24 to 20mg Reduced Dose May Adversely Impact Efficacy 1 Apolo et. al., ESMO 2016 2 Taylor et. al., ESMO 2016 JCO Volume: 30, Issue: 13, Pages: 1484-1491, May 2012 ESMO 2014 Congress, September 26 -30 2014, Madrid, Spain CASE STUDY (Breast Cancer): Ph 2 SOLTI study3 Ph 3 RESILIENCE study4 Dose Sorafenib 800mg Sorafenib 600mg PFS 6.4 vs 4.1 mos 5.5 vs 5.4 mos Power HR 0.58 P=0.0006 NS G3/4 AEs 44% HFS (S+C)

Phase 1/2 TiNivo Study Tivozanib (1.0 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks N = 6 ECOG PS ≤ 1 and life expectancy ≥ 3 months Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240 mg Q 2 weeks Further evaluate the antineoplastic activity and safety Phase 1* Phase 2 1.5 mg/day N = ~20 A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Nivolumab (Opdivo®) in Subjects with Metastatic Renal Cell Carcinoma (TINIVO) 1o safety, tolerability, and maximum tolerated dose 2o antineoplastic activity *Enrollment completed Promising Activity with no DLTs Observed

High Potential Value Pipeline Programs

Ficlatuzumab (HGF inhibitor MAb)



FICLATUZUMAB
HGF
c-MET
PI(3)K
Ras
STAT
• Rac
• Akt
• MAP kinases
Scattering
Anoikis (apoptosis) protection
Cell proliferation
Branched morphogenesis
PLC-γ
Gab-1
Shc
Signal amplification

- A Favorable Profile to In-Class Antibodies
  - High affinity (pM) and slow off-rate for HGF
  - High potency (nM) inhibiting all biological activities of HGF, including autocrine/paracrine activation loops
  - In vivo preclinical efficacy superior to in-class antibodies
- Patent Term: 2027-28 (composition of matter) with potential extension to 2032-2033*
- 50/50 cost & revenue sharing with Biodesix; seeking commercial partner

Head and Neck	• Activation of cMet overcomes EGFR inhibition resistance in preclinical models while high serum HGF levels are associated with resistance in patients.[1]
	• P1/P1b studies evaluated ficlatuzumab/cetuximab combination in cetuximab refractory r/m HNSCC patients
	    • **Clinical benefit rate of 67% (17% PR, 50% SD)** observed, **mPFS and mOS of 6 and 8.2 months**[2]
	    • mPFS for cetuximab monotherapy in the naïve setting is 2.2 mo.; mPFS for nivolumab or single-agent chemotherapy in the platinum-refractory setting is 2 mo.

AML	• Elevated serum HGF level is an adverse prognostic factor in AML[3]
	• P1/P1b studies evaluated ficlatuzumab combined with cytarabine in r/r AML patients refractory to 7+3 or relapsed within 1 year.
	    • **Of the 8 evaluable patients, 4 achieved a CR (50%)**[4]
	    • Historical Phase 3 show a CR rate of 32% RR at a dose of 3g/m2 twice daily for 12 doses.[5]

Phase 2 IST in 2H 2017

1 Clin Cancer Res. 2009;15:3740-3750. **2** Bauman et.al. ASCO 2017, **3** Verstovsek, et al. 2001;Kim, et al. 2005 **4** Adreaditis et.al. ASCO 2017, **5** Karanes et al. A phase III comparison of high dose ARAC (HIDAC) versus HIDAC plus mitoxantrone in the treatment of first relapsed or refractory acute myeloid leukemia SWOG Study. Leuk Res 1999;23:787–94.

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Advancing Robust Pipeline Through Partnership Milestone and royalty payments subject to the successful development and/or commercialization of the product *Subject to milestone payment & royalty payment obligations to SVH AV-380 (GDF-15 inhibitor MAb) Indication: cachexia Incidence: 5M+ in US alone $327M in upfront & potential milestones* Tiered royalties from high single digits to a low double-digit, for worldwide rights* AV-203 (ERBB3 inhibitor MAb) Indication: squamous cell esophageal cancer CANbridge to fund mfg and clinical development through Phase 2a POC study $134M in upfront & potential milestones Tiered royalties from a low double-digit to low-teens, for ex-NA rights

AV-353: 1st-in-class opportunity to address major unmet need in pulmonary arterial hypertension (PAH) as potential to be first drug with disease modifying properties Binding specificity to Notch 3 reduces risks of pan-Notch toxicities that have hampered competitors Large Market Opportunity 2014 sales of $3.45B à 2024 sales of $4.75B¹ Significant development opportunity in additional oncology indications AV-353 in Pulmonary Arterial Hypertension Pathophysiology of PAH AVEO owns worldwide rights to the AV-353 platform and is actively seeking partners to help realize the full potential of the asset ¹Global Data 2016 PAH Opportunity Analyzer & Decision Resources 2012 PAH Report

Financials and Portfolio Summary

Financial Highlights $40.1M in cash and investments as of 2Q 2017 Cash on hand would fund planned operations into 4Q 2018* beyond TIVO-3 readout which is expected 1Q 2018 Potential near term milestones: EC marketing approval triggers $4M R&D reimbursement payment from EUSA $2M milestone per reimbursement approval in each EU5 country $2M for approval in 3 of 5 defined countries ex-EU Tiered low double-digit royalties on EU Fotivda (tivozanib) net sales stepping up to mid-twenties ~$10M in additional non tivozanib potential milestone payments through 2018 Streamlined operations with a headcount of ~20 Experienced leadership team * Guidance assumes no receipt of milestone payments from our partners or related payment of potential licensing milestones to third parties, no additional funding from new partnership agreements, no additional equity financings, no debt financings and no further sales of equity under our At-the-Market Sales Agreement with FBR. This estimate also assumes no acceleration in repayment of the term loan by Hercules in the event of non-compliance with the $10.0 million financial covenant.

Potential Corporate Milestones 2017 2018 Tivozanib CHMP recommendation for approval TIVO-3 PFS data/OS trend (1Q18) Development milestones for AV-380 Manufacturing transfer (2017) and re-initiation of AV-203 clinical dev. (2018) Phase 1 complete – data presentation in 2H 2017 TIVO-3 enrollment completion EC regulatory decision (6/23/17 +~67 days) Potential EU5 reimbursement decisions (first two expected 2H17) Initiate Phase 2 – data presentation in 1H 2018 Pre-planned futility analysis (events reached August 2017, outcome: 1-2 months)

AVEO Overview August 2017